CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : June 1998
Beginning of the Month Principal Receivables :                                                                     10,568,295,492.13
                                                                                                                 -------------------
Beginning of the Month Finance Charge Receivables :                                                                   335,807,424.20
                                                                                                                 -------------------
Beginning of the Month Discounted Receivables :                                                                                 0.00
                                                                                                                 -------------------
Beginning of the Month Total Receivables :                                                                         10,904,102,916.33
                                                                                                                 -------------------

Removed Principal Receivables :                                                                                                 0.00
                                                                                                                 -------------------
Removed Finance Charge Receivables :                                                                                            0.00
                                                                                                                 -------------------
Removed Total Receivables :                                                                                                     0.00
                                                                                                                 -------------------

Additional Principal Receivables :                                                                                    616,526,849.58
                                                                                                                 -------------------
Additional Finance Charge Receivables :                                                                                47,696,306.72
                                                                                                                 -------------------
Additional Total Receivables :                                                                                        664,223,156.30
                                                                                                                 -------------------

Discounted Receivables Generated this Period                                                                                    0.00
                                                                                                                 -------------------

End of the Month Principal Receivables :                                                                           10,326,057,584.21
                                                                                                                 -------------------
End of the Month Finance Charge Receivables :                                                                         333,469,982.75
                                                                                                                 -------------------
End of the Month Discounted Receivables :                                                                                       0.00
                                                                                                                 -------------------
End of the Month Total Receivables :                                                                               10,659,527,566.96
                                                                                                                 -------------------

Excess Funding Account Balance                                                                                                  0.00
                                                                                                                 -------------------
Adjusted Invested Amount of all Master Trust Series                                                                 9,200,444,902.51
                                                                                                                 -------------------

End of the Month Seller Percentage                                                                                            10.90%
                                                                                                                 -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)

MONTHLY PERIOD : June 1998                                                              ACCOUNTS                     RECEIVABLES
                                                                                        --------                     -----------
End of the Month Delinquencies :

      30 - 59 Days Delinquent                                                                   157,522               209,597,819.21
                                                                                     ------------------          -------------------
      60 - 89 Days Delinquent                                                                    91,824               135,900,421.00
                                                                                     ------------------          -------------------
      90 + Days Delinquent                                                                      163,473               265,676,974.76
                                                                                     ------------------          -------------------

      Total 30 + Days Delinquent                                                                412,819               611,175,214.97
                                                                                     ------------------          -------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                               5.73%
                                                                                                                 -------------------

Defaulted Accounts During the Month                                                              51,367                69,077,763.86
                                                                                     ------------------          -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                           7.84%
                                                                                                                 -------------------

Total Collections and Gross Payment Rate                                               1,199,288,552.27                       11.00%
                                                                                     ------------------          -------------------

Collections of Principal Receivables and Principal Payment Rate                        1,003,603,403.20                        9.50%
                                                                                     ------------------          -------------------

      Prior Month Billed Finance Charge and Fees                                         162,020,857.06
                                                                                     ------------------
      Amortized AMF Income                                                                10,675,975.39
                                                                                     ------------------
      Interchange Collected                                                                9,013,600.41
                                                                                     ------------------
      Recoveries of Charged Off Accounts                                                  11,659,860.44
                                                                                     ------------------
      Collections of Discounted Receivables                                                        0.00
                                                                                     ------------------

Collections of Finance Charge Receivables and Annualized Yield                           193,370,293.30                       21.96%
                                                                                     ------------------          -------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : June 1998

Beginning Unamortized AMF Balance                                                                                      46,867,603.75
                                                                                                                 -------------------
    + AMF Slug for Added Accounts                                                          7,753,544.61
                                                                                     ------------------
    + AMF Collections                                                                     12,990,831.16
                                                                                     ------------------
    - Amortized AMF Income                                                                10,675,975.39
                                                                                     ------------------
Ending Unamortized AMF Balance                                                                                         56,936,004.13
                                                                                                                 -------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : JUNE 1998

Gross Principal Payment Rate                                                                      9.50%
                                                                                     ------------------

May 17, 1994   3% Discount of Addition                                                                                 50,184,973.92
                                                                                                                 -------------------
      Total Discounted Receivables Collections as of Beginning of Month                   50,184,973.92
                                                                                     ------------------
      Collections of Discounted Receivables Current Month                                          0.00
                                                                                     ------------------
Discounted Receivables to be Collected                                                                                          0.00
                                                                                                                 -------------------



                                                   /s/ Douglas C.H. Adamson
                                                   -----------------------------
                                                   Douglas C.H. Adamson
                                                   Securitization Manager

                                                                    Page 8 of 38